      As filed with the United States Securities and Exchange Commission on December 7, 2000
                                                      Registration No. 333-47706
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                        ------------------------------


                        Post-Effective Amendment No. 1
                                      to
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER

                          THE SECURITIES ACT OF 1933


                        ------------------------------


                             DENDREON CORPORATION
            (Exact name of registrant as specified in its charter)


          Delaware                                  2834                              22-3203193
(State or Other Jurisdiction of          (Primary Standard Industrial             (I.R.S. Employer
Incorporation or Organization)            Classification Code Number)            Identification No.)

                               3005 First Avenue
                          Seattle, Washington  98121
                                (206) 256-4545
   (Address, including zip code and telephone number, including area code of registrant's principal executive offices)

                             Christopher S. Henney
                     President and Chief Executive Officer
                               3005 First Avenue
                          Seattle, Washington  98121
                                (206) 256-4545
(Name, address, including zip code and telephone number, including area code of agent for service)


                        ------------------------------


                                  Copies to:

     Julie M. Robinson                                 Rodd Schreiber
    Cooley Godward LLP                  Skadden, Arps, Slate, Meagher & Flom LLP
4365 Executive Drive, Suite 1100             333 West Wacker Drive, Suite 2100
San Diego, California  92121-2128                  Chicago, Illinois 60606
     Tel: (858) 550-6000                              Tel: (312) 407-0700
     Fax: (858) 463-3555                              Fax: (312) 407-0411

                        ------------------------------

================================================================================

This Post-Effective Amendment No. 1 is being filed to deregister 122,000 shares of our common stock covered by the Form S-1 Registration Statement No. 333-47706, as amended. The shares, which were issuable as part of the underwriter's option to cover over-allotments, in connection with a firm commitment underwritten offering of our common stock, were not sold within thirty (30) days of the date of the Prospectus and are no longer being offered. The terms of the offering are described in the Prospectus filed as part of the Registration Statement.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act, Dendreon Corporation and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, King County, State of Washington, on this 6th day of December, 2000.

                                           DENDREON CORPORATION


                                           By:         *
                                              ----------------------------------
                                           Christopher S. Henney, Ph.D., D.Sc.
                                           President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

             Signature                               Title                          Date
        *                                   President, Chief Executive         December 6, 2000
------------------------------------           Officer and Director
Christopher S. Henney, Ph.D., D.Sc.        (Principal Executive Officer)


                                                                               December 6, 2000
      /s/ Martin A. Simonetti                Chief Financial Officer
------------------------------------         (Principal Financial and
         Martin A. Simonetti                    Accounting Officer)

        *                                Chairman of the Board of Directors    December 6, 2000
------------------------------------
           William Crouse

        *                                             Director                 December 6, 2000
------------------------------------
            Gerardo Canet

        *                                             Director                 December 6, 2000
------------------------------------
         Timothy Harris, Ph.D.

        *                                             Director                 December 6, 2000
------------------------------------
             Ruth Kunath

        *                                             Director                 December 6, 2000
------------------------------------
              Ralph Shaw

        *                                             Director                 December 6, 2000
------------------------------------
          David L. Urdal, Ph.D.

        *                                             Director                 December 6, 2000
------------------------------------
             Douglas Watson


*  By:     /s/ Martin A. Simonetti
      -----------------------------------
             Martin A. Simonetti
              Attorney-in-Fact

                                       3